Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
8.	Property, Plant and Equipment

	December31,
	2017	2016

Cost
Construction in progress	$34,566	$24,516
Plant and buildings	30,851	28,778
Machinery and equipment	39,678	35,932
Motor vehicles	1,710	1,368
Office equipment and furniture	2,736	2,534
Leasehold improvements	12,972	12,156
Total cost	$122,513	$105,284

Less: Accumulated depreciation
Construction in progress	$-	$-
Plant and buildings	10,380	8,754
Machinery and equipment	24,808	20,689
Motor vehicles	1,333	1,202
Office equipment and furniture	2,000	1,871
Leasehold improvements	7,562	5,886
Total accumulated depreciation	$46,083	$38,402

Property, plant and equipment, net	$76,430	$66,882

The buildings of the Changping facilities of Sinovac Beijing with a net book value of $11,963 (RMB 77.8 million) were pledged as collateral for bank loans from China Construction Bank (note 10(e), 10 (k)).

The buildings of Sinovac Beijing with a net book value of $2,076 (RMB 13.5 million) were pledged as collateral for a bank loan from Bank of Beijing (note 10 (j)).

The buildings of Sinovac Dalian with a net book value of $4,832 (RMB 31.4 million) were pledged as collateral for a bank loan from Bank of China (note 10 (c)), which has been released in February 2018 after the loan was fully repaid in October 2017.

Net depreciation expense for the year ended December 31, 2017 was $4,638 (2016 - $5,063, 2015 - $6,258), after deduction of amortized government grant specifically related to qualified property, plant and equipment.

Loss on disposal of equipment for the year ended December 31, 2017 was $42 (2016 - $478, 2015 - $26).